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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 17, 1999
                                                        -----------------

                                  PSINet Inc.
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             (Exact name of registrant as specified in its charter)

     New York                       0-25812                    16-1353600
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(State or other jurisdiction    (Commission                   (IRS Employer
         of incorporation)       File Number)               Identification No.)


     510 Huntmar Park Drive, Herndon, Virginia                    20170
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     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (703) 904-4100
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On November 17, 1999, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits
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               Exhibit 99.1  Press release dated November 17, 1999.

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     SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 17, 1999            PSINET INC.


                                    By:    /s/  Edward D. Postal
                                         -----------------------------
                                         Edward D. Postal
                                         Executive Vice President and
                                         Chief Financial Officer

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                                 EXHIBIT INDEX
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     Exhibit
     Number   Exhibit Name                                      Location
     -------  ------------                                      --------

      99.1    Press release dated November 17, 1999.                5

                                       4